Exhibit 10.1

First AMENDMENT TO

LADRX CORPORATION

2019 Stock incentive plan

This first Amendment To LADRX CORPORATION 2019 STOCK INCENTIVE Plan (this “Amendment”), effective as of September 7, 2023, is made and entered into by LadRx Corporation, formerly known as CytRx Corporation, a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the LadRx Corporation 2019 Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 12(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan to (i) reflect the Company’s recent name change from CytRx Corporation to LadRx Corporation and (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 75,000 shares of Common Stock.

NOW, THEREFORE, in accordance with Section 12(a) of the Plan, the Company hereby amends the Plan as follows:

1. The Plan is hereby amended by replacing each reference to the term “CytRx Corporation” throughout the Plan with the new term “LadRx Corporation”.

2. Section 4(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4(a):

(a) Share Reserve. Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards under this Plan shall not exceed the sum of (i) 75,000 shares of Common Stock, plus (ii) any shares of Common Stock remaining authorized but unissued or reverting back to the share reserve under the Company’s 2008 Stock Incentive Plan by reason of forfeiture, expiration or cancellation without delivery pursuant to Section 4(b) of that prior plan.

3. This Amendment shall be effective on the date first set forth above.

4. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

LADRX CORPORATION

By:	/s/ John Y. Caloz
Name:	John Y. Caloz
Title:	Chief Financial Officer

Signature Page to

First Amendment to LadRx Corporation 2019 Stock Incentive Plan